UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 21, 2010

FORCE ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-52494
(Commission File Number)

98-0462664
(IRS Employer Identification No.)

708 11th Ave SW Suite 219, Calgary, Alberta, Canada T2R 0E4
(Address of principal executive offices and Zip Code)

(403) 457-3672
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 21st, 2010, Rahim Rayani resigned as president, chief executive officer, chief financial officer and as a director of our company. There were no disagreements between Mr. Rayani, and our company or our company’s board of directors on any matter relating to our company’s operations, policies or practices. Also on July 21st, 2010, we appointed Tim DeHerrera as president, chief executive officer, chief financial officer and a director of our company to fill the vacancies.

Our board of directors now consist of Tim DeHerrera and Michael Mathot.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORCE ENERGY CORP.

/s/ Tim DeHerrera
Tim DeHerrera
President, CEO, CFO

Dated: July 22nd, 2010